UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2023

AG Twin Brook Capital Income Fund
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56502	88-6103622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 Park Avenue, 26th Floor,
New York, NY 10167
(Address of Principal Executive Offices, Zip Code)

(212) 692-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, on May 15, 2023, Angelo, Gordon & Co., L.P. (“Angelo Gordon”), the parent company of AGTB Fund Manager, LLC (the “Advisor”), which serves as the investment adviser to AG Twin Brook Capital Income Fund (the “Fund”), announced that it and certain of its affiliated entities entered into a transaction agreement (the “Transaction Agreement”) with TPG Inc. (“TPG”) and certain of its affiliated entities pursuant to which TPG has agreed to acquire Angelo Gordon on the terms and subject to the conditions set forth in the Transaction Agreement (the “TPG Transaction”). The TPG Transaction is currently expected to close in the fourth quarter of 2023 (the “Closing”).

Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that when a sale of securities or a controlling interest in an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale if two conditions are satisfied: (1) for three years following the consummation of the transaction, at least seventy-five percent (75%) of the trustees of the investment company are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of the investment company’s investment adviser or its predecessor investment adviser, and (2) during the two years after the transaction, an “unfair burden” is not imposed on the investment company as a result of the sale of such interest. In order for TPG and the Advisor to comply with condition (1) above, on July 18, 2023, Terrence Walters, an interested person of the Advisor, informed the Fund’s Board of Trustees that he intends to resign as a Trustee of the Fund immediately prior to the Closing. In this event, Mr. Walters would continue to serve as the Fund’s Chief Financial Officer and Treasurer. Mr. Walters’ decision to resign as a Trustee of the Fund is not the result of any disagreement with the Fund, Angelo Gordon or their affiliates regarding their operations, policies, practices or otherwise.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Fund held a Special Meeting of Shareholders (the “Special Meeting”) on July 18, 2023. There were 22,796,348 common shares of beneficial interest of the Fund entitled to vote at the Special Meeting. There was one matter voted upon by shareholders at the Special Meeting. The matter was approved by the Fund’s shareholders and the voting results for such matter is set forth below.

1.The Fund’s shareholders approved the adoption of the Agreement and Plan of Merger (the “Merger Agreement”), dated May 19, 2023, by and between the Fund and AG Twin Brook BDC, Inc. (“AGTB”), pursuant to which AGTB will merge with and into the Fund, with the Fund continuing as the surviving company (the “Transaction”), and approval of the transactions contemplated by the Merger Agreement, including the Transaction.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,450,753	0	0	0

Forward Looking Statements

Some of the statements in this document constitute forward-looking statements because they relate to future events, future performance or financial condition or the Transaction. The forward-looking statements may include statements as to: future operating results of the Fund and AGTB and distribution projections; business prospects of the Fund and AGTB and the prospects of their portfolio companies; and the impact of the investments that the Fund and AGTB expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this document involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Transaction closing; (ii) the expected synergies and savings associated with the Transaction; (iii) the ability to realize the anticipated benefits of the Transaction, including the expected elimination of certain expenses and costs due to the Transaction; (iv) the percentage of the Fund’s shareholders and AGTB stockholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that litigation in connection with the Transaction may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment; (x) risks associated with possible disruption in the operations of the Fund and AGTB or the economy generally due to terrorism, natural disasters or the COVID-19 pandemic; (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) conditions in the Fund’s and AGTB’s operating areas, particularly with respect to business development companies or regulated investment companies; (xiii) general considerations associated with the COVID-19 pandemic; and (xiv) other considerations that may be disclosed from time to time in AGTB’s and the Fund’s publicly disseminated documents and filings. The Fund and AGTB have based the forward-looking statements included in this document on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although the Fund and AGTB undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that the Fund and AGTB have filed or in the future may file with the Securities and Exchange Commission, including matters described or incorporated by reference in this document or in the Definitive Proxy Statement, the preliminary form of the proxy statement, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG Twin Brook Capital Income Fund

Dated: July 21, 2023	By:	/s/ Terrence Walters
	Name:	Terrence Walters
	Title:	Chief Financial Officer and Treasurer